EATON VANCE INVESTMENT GRADE INCOME FUND Supplement to Statement of Additional Information dated May 1, 2010

1. The following is added under "Strategies and Risks":

Municipal Obligations. Municipal obligations include bonds, notes and commercial paper issued by a municipality, a group of municipalities or participants in qualified issues of municipal debt for a wide variety of both public and private purposes. Municipal obligations also include municipal leases and participations in municipal leases. An issuer’s obligation under such leases is often subject to the appropriation by a legislative body, on an annual or other basis, of funds for the payment of the obligations.

Certain municipal obligations may be purchased on a “when-issued” basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. The values of zero coupon bonds and principal only strips are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. The Fund accrues income on these investments and is required to distribute that income each year. The Fund may be required to sell securities to obtain cash needed for income distributions.

Pooled Investment Vehicles. Subject to applicable limitations, the Portfolio may invest in the securities of pooled investment vehicles, including other investment companies. The Portfolio will indirectly bear its proportionate share of any management fees paid by pooled investment vehicles in which it invests in addition to the investment advisory fee paid by the Portfolio. If the Portfolio invests in an affiliated fund that charges a management fee, then the allocable portion of the management fee paid on such investment will be credited against the Portfolio advisory fee.

February 15, 2011